Derivatives	12 Months Ended
Dec. 31, 2021
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives	Derivatives
The Company uses interest rate swaps, currency swaps, and forward and option contracts to manage risks generally associated with foreign exchange rate, interest rate and commodity price fluctuations. The information that follows explains the various types of derivatives and financial instruments used by 3M, how and why 3M uses such instruments, how such instruments are accounted for, and how such instruments impact 3M’s financial position and performance.
Additional information with respect to derivatives is included elsewhere as follows:
•Impact on other comprehensive income of nonderivative hedging and derivative instruments is included in Note 8.
•Fair value of derivative instruments is included in Note 15.
•Derivatives and/or hedging instruments associated with the Company’s long-term debt are also described in Note 12.
Refer to the section below titled Statement of Income Location and Impact of Cash Flow and Fair Value Derivative Instruments and Derivatives Not Designated as Hedging Instruments for details on the location within the consolidated statements of income for amounts of gains and losses related to derivative instruments designated as cash flow or fair value hedges (along with similar information relative to the hedged items) and derivatives not designated as hedging instruments. Additional information relative to cash flow hedges, fair value hedges, net investment hedges and derivatives not designated as hedging instruments is included below as applicable.
Cash Flow Hedges:
For derivative instruments that are designated and qualify as cash flow hedges, the gain or loss on the derivative is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged transaction affects earnings. Gains and losses on the derivative representing hedge components excluded from the assessment of effectiveness are recognized in current earnings.
Cash Flow Hedging - Foreign Currency Forward and Option Contracts: The Company enters into foreign exchange forward and option contracts to hedge against the effect of exchange rate fluctuations on cash flows denominated in foreign currencies. These transactions are designated as cash flow hedges. The settlement or extension of these derivatives will result in reclassifications (from accumulated other comprehensive income) to earnings in the period during which the hedged transactions affect earnings. 3M may de-designate these cash flow hedge relationships in advance of the occurrence of the forecasted transaction. The portion of gains or losses on the derivative instrument previously included in accumulated other comprehensive income for de-designated hedges remains in accumulated other comprehensive income until the forecasted transaction occurs or becomes probable of not occurring. Changes in the value of derivative instruments after de-designation are recorded in earnings and are included in the Derivatives Not Designated as Hedging Instruments section below. The maximum length of time over which 3M hedges its exposure to the variability in future cash flows of the forecasted transactions is 36 months.
Cash Flow Hedging — Interest Rate Contracts: The Company may use forward starting interest rate contracts and treasury rate lock contracts to hedge exposure to variability in cash flows from interest payments on forecasted debt issuances.
During 2019, the Company entered into additional forward starting interest rate swaps with a notional amount of $743 million. These swaps, as well as $700 million of notional amount in existing outstanding swaps had been designated as hedges against interest rate volatility associated with forecasted issuances of fixed rate debt. Concurrent with the issuance of the medium-term notes in February 2019 and the additional issuance of registered notes in August 2019, 3M terminated all outstanding interest rate swaps related to forecasted issuances of debt. These terminations resulted in a net loss of $143 million within accumulated other comprehensive income that will be amortized over the respective lives of the debt.
In March 2020, the Company entered into treasury rate lock contracts with a notional amount of $500 million that were terminated concurrently with the March 2020 issuance of registered notes as discussed in Note 12. The termination resulted in an immaterial net loss within accumulated other comprehensive income that will be amortized for the respective lives of the debt.
The amortization of gains and losses on forward starting interest rate swaps is included in the tables below as part of the gain/(loss) reclassified from accumulated other comprehensive income into income.
As of December 31, 2021, the Company had a balance of $54 million associated with the after-tax net unrealized loss associated with cash flow hedging instruments recorded in accumulated other comprehensive income. This includes a remaining balance of $100 million (after-tax loss) related to the forward starting interest rate swap and treasury rate lock contacts, which will be amortized over the respective lives of the notes. Based on exchange rates as of December 31, 2021, of the total after-tax net unrealized balance as of December 31, 2021, 3M expects to reclassify approximately $22 million after-tax net unrealized gain over the next 12 months (with the impact offset by earnings/losses from underlying hedged items).
The amount of pretax gain (loss) recognized in other comprehensive income related to derivative instruments designated as cash flow hedges is provided in the following table.

	Pretax Gain (Loss) Recognized in Other Comprehensive Income on Derivative
(Millions)	2021	2020	2019
Foreign currency forward/option contracts	$108	$(111)	$96
Interest rate contracts	—	(2)	(122)
Total	$108	$(113)	$(26)
Fair Value Hedges:
For derivative instruments that are designated and qualify as fair value hedges, the gain or loss on the derivatives as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current earnings.
Fair Value Hedging - Interest Rate Swaps: The Company manages interest expense using a mix of fixed and floating rate debt. To help manage borrowing costs, the Company may enter into interest rate swaps. Under these arrangements, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated by reference to an agreed-upon notional principal amount. The mark-to-market of these fair value hedges is recorded as gains or losses in interest expense and is offset by the gain or loss of the underlying debt instrument, which also is recorded in interest expense.
In November 2013, 3M issued a Eurobond which was due in 2021 for a face amount of 600 million euros. Upon debt issuance, 3M completed a fixed-to-floating interest rate swap on a notional amount of 300 million euros as a fair value hedge of a portion of the fixed interest rate Eurobond obligation. This interest rate swap matured in conjunction with the repayment of the Eurobond in November 2021.
In June 2014, 3M issued $950 million aggregate principal amount of medium-term notes. Upon debt issuance, the Company entered into an interest rate swap to convert $600 million of a $625 million note that was due in 2019, included in this issuance, to an interest rate based on a floating three-month LIBOR index as a fair value hedge of a portion of the fixed interest rate medium-term note obligation. This interest rate swap matured in conjunction with the repayment of the $625 million aggregate principal amount of fixed-rate medium notes that matured in June 2019.
In August 2015, 3M issued $1.5 billion aggregate principal amount of medium-term notes. Upon debt issuance, the Company entered into two interest rate swaps as fair value hedges of a portion of the fixed interest rate medium-term note obligation. The first converted a $450 million three-year fixed rate note that matured in August 2018 at which time the associated interest rate swap also matured, and the second converted $300 million of a five-year fixed rate note that matured in August 2020 at which time the associated interest rate swap also matured.
In the fourth quarter of 2017, the Company entered into an interest rate swap as a fair value hedge with a notional amount of $200 million that converted the company’s fixed-rate medium-term note that matured in August 2020 at which time the associated interest rate swap also matured.
In September 2018, the Company entered into an interest rate swap with a notional amount of $200 million that converted a portion of the Company’s $400 million aggregate principal amount of fixed rate medium-term notes due 2021 into a floating rate note with an interest rate based on a three-month LIBOR index as a hedge of its exposure to changes in fair value that are attributable to interest rate risk. The Company terminated this interest rate swap in conjunction with the early debt repayment in December 2020 of $400 million aggregate principal amount of fixed-rate medium notes further described in Note 12.
During the second and third quarters of 2021, 3M entered into interest rate swaps with an aggregate notional amount of $800 million. These swaps converted $500 million and $300 million of 3M’s $1.0 billion and $650 million principal amount of fixed rate notes due 2049 and 2050, respectively, into floating rate debt for the portion of their terms through mid-2028 with an interest rate based on a three-month LIBOR index.
The following amounts were recorded on the consolidated balance sheet related to cumulative basis adjustments for fair value hedges:

	Carrying Value of the Hedged Liabilities		Cumulative Amount of Fair Value Hedging Adjustment Included in the Carrying Value of the Hedged Liabilities
Location on the Consolidated Balance Sheet (Millions)	2021	2020	2021	2020
Short-term borrowings and current portion of long-term debt	$—	$373	$—	$5
Long-term debt	997	225	(4)	6
Total	$997	$598	$(4)	$11
Net Investment Hedges:
The Company may use non-derivative (foreign currency denominated debt) and derivative (foreign exchange forward contracts) instruments to hedge portions of the Company’s investment in foreign subsidiaries and manage foreign exchange risk. For instruments that are designated and qualify as hedges of net investments in foreign operations and that meet the effectiveness requirements, the net gains or losses attributable to changes in spot exchange rates are recorded in cumulative translation within other comprehensive income. The remainder of the change in value of such instruments is recorded in earnings. Recognition in earnings of amounts previously recorded in cumulative translation is limited to circumstances such as complete or substantially complete liquidation of the net investment in the hedged foreign operation. To the extent foreign currency denominated debt is not designated in or is de-designated from a net investment hedge relationship, changes in value of that portion of foreign currency denominated debt due to exchange rate changes are recorded in earnings through their maturity date.
3M’s use of foreign exchange forward contracts designated in hedges of the Company’s net investment in foreign subsidiaries can vary by time period depending on when foreign currency denominated debt balances designated in such relationships are de-designated, matured, or are newly issued and designated. Additionally, variation can occur in connection with the extent of the Company’s desired foreign exchange risk coverage.
At December 31, 2021, the total notional amount of foreign exchange forward contracts designated in net investment hedges was approximately 150 million euros, along with a principal amount of long-term debt instruments designated in net investment hedges totaling 2.9 billion euros. The maturity dates of these derivative and nonderivative instruments designated in net investment hedges range from 2022 to 2031.
The amount of gain (loss) excluded from effectiveness testing recognized in income relative to instruments designated in net investment hedge relationships is not material. The amount of pretax gain (loss) recognized in other comprehensive income related to derivative and nonderivative instruments designated as net investment hedges are as follows.

	Pretax Gain (Loss) Recognized as Cumulative Translation within Other Comprehensive Income
(Millions)	2021	2020	2019
Foreign currency denominated debt	$296	$(351)	$108
Foreign currency forward contracts	8	(1)	32
Total	$304	$(352)	$140
Derivatives Not Designated as Hedging Instruments:
Derivatives not designated as hedging instruments include de-designated foreign currency forward and option contracts that formerly were designated in cash flow hedging relationships (as referenced in the Cash Flow Hedges section above). In addition, 3M enters into foreign currency contracts that are not designated in hedging relationships to offset, in part, the impacts of changes in value of various non-functional currency denominated items including certain intercompany financing balances. These derivative instruments are not designated in hedging relationships; therefore, fair value gains and losses on these contracts are recorded in earnings. The Company does not hold or issue derivative financial instruments for trading purposes.
Statement of Income Location and Impact of Cash Flow and Fair Value Derivative Instruments and Derivatives Not Designated as Hedging Instruments
The location in the consolidated statement of income and pre-tax amounts recognized in income related to derivative instruments designated in a cash flow or fair value hedging relationship and for derivatives not designated as hedging instruments are as follows:

	Location and Amount of Gain (Loss) Recognized in Income
	Cost of sales			Other expense (income), net
(Millions)	2021	2020	2019	2021	2020	2019
Information regarding cash flow and fair value hedging relationships:
Total amounts of income and expense line items presented in the consolidated statement of income in which the effects of cash flow or fair value hedges are recorded	$18,795	$16,605	$17,136	165	366	531
Gain or (loss) on cash flow hedging relationships:
Foreign currency forward/option contracts:
Amount of gain or (loss) reclassified from accumulated other comprehensive income into income	(38)	80	74	—	—	—
Interest rate contracts:
Amount of gain or (loss) reclassified from accumulated other comprehensive income into income	—	—	—	(9)	(9)	(4)
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	—	—	—	16	4	(8)
Derivatives designated as hedging instruments	—	—	—	(16)	(4)	8

Information regarding derivatives not designated as hedging instruments:
Gain or (loss) on derivatives not designated as instruments:
Foreign currency forward/option contracts	5	2	2	(11)	43	(13)
Location, Fair Value and Gross Notional Amounts of Derivative Instruments:
The following tables summarize the fair value of 3M’s derivative instruments, excluding nonderivative instruments used as hedging instruments, and their location in the consolidated balance sheet. Notional amounts below are presented at period end foreign exchange rates, except for certain interest rate swaps, which are presented using the inception date’s foreign exchange rate.

	Gross Notional Amount		Assets			Liabilities
			Location	Fair Value Amount		Location	Fair Value Amount
(Millions)	2021	2020		2021	2020		2021	2020
Derivatives designated as hedging instruments
Foreign currency forward/option contracts	1,768	1,630	Other current assets	$54	$14	Other current liabilities	$19	$67
Foreign currency forward/option contracts	800	669	Other assets	41	10	Other liabilities	1	25
Interest rate contracts	—	403	Other current assets	—	7	Other current liabilities	—	—
Interest rate contracts	800	—	Other Assets	—	—	Other liabilities	9	—
Total derivatives designated as hedging instruments				95	31		29	92

Derivatives not designated as hedging instruments
Foreign currency forward/option contracts	3,731	3,166	Other current assets	24	13	Other current liabilities	4	14
Total derivatives not designated as hedging instruments				24	13		4	14

Total derivative instruments				$119	$44		$33	$106
Credit Risk and Offsetting of Assets and Liabilities of Derivative Instruments:
The Company is exposed to credit loss in the event of nonperformance by counterparties in interest rate swaps, currency swaps, and forward and option contracts. However, the Company’s risk is limited to the fair value of the instruments. The Company actively monitors its exposure to credit risk through the use of credit approvals and credit limits, and by selecting major international banks and financial institutions as counterparties. 3M enters into master netting arrangements with counterparties when possible to mitigate credit risk in derivative transactions. A master netting arrangement may allow each counterparty to net settle amounts owed between a 3M entity and the counterparty as a result of multiple, separate derivative transactions. The Company does not anticipate nonperformance by any of these counterparties.
3M has elected to present the fair value of derivative assets and liabilities within the Company’s consolidated balance sheet on a gross basis even when derivative transactions are subject to master netting arrangements and may otherwise qualify for net presentation. However, the following tables provide information as if the Company had elected to offset the asset and liability balances of derivative instruments, netted in accordance with various criteria in the event of default or termination as stipulated by the terms of netting arrangements with each of the counterparties. For each counterparty, if netted, the Company would offset the asset and liability balances of all derivatives at the end of the reporting period based on the 3M entity that is a party to the transactions. Derivatives not subject to master netting agreements are not eligible for net presentation.
Offsetting of Financial Assets under Master Netting Agreements with Derivative Counterparties

	Gross Amount of Derivative Assets Presented in the Consolidated Balance Sheet		Gross Amounts not Offset in the Consolidated Balance Sheet that are Subject to Master Netting Agreements				Net Amount of Derivative Assets
			Gross Amount of Eligible Offsetting Recognized Derivative Liabilities		Cash Collateral Received
(Millions)	2021	2020	2021	2020	2021	2020	2021	2020
Derivatives subject to master netting agreements	$119	$44	$25	$11	$—	$—	$94	$33
Derivatives not subject to master netting agreements	—	—					—	—
Total	$119	$44					$94	$33
Offsetting of Financial Liabilities under Master Netting Agreements with Derivative Counterparties

	Gross Amount of Derivative Liabilities Presented in the Consolidated Balance Sheet		Gross Amounts not Offset in the Consolidated Balance Sheet that are Subject to Master Netting Agreements				Net Amount of Derivative Liabilities
			Gross Amount of Eligible Offsetting Recognized Derivative Assets		Cash Collateral Received
(Millions)	2021	2020	2021	2020	2021	2020	2021	2020
Derivatives subject to master netting agreements	$33	$106	$25	$11	$—	$—	$8	$95
Derivatives not subject to master netting agreements	—	—					—	—
Total	$33	$106					$8	$95
Foreign Currency Effects
3M estimates that year-on-year foreign currency transaction effects, including hedging impacts, decreased pre-tax income by approximately $105 million in 2021, decreased pre-tax income by approximately $21 million in 2020, and increased pre-tax income by approximately $201 million in 2019. These estimates include transaction gains and losses, including derivative instruments designed to reduce foreign currency exchange rate risks.